                                                                    EXHIBIT 99.1

MERGER OF NATIONAL COMMERCE FINANCIAL CORPORATION WITH AND INTO SUNTRUST BANKS,
INC. ("SUNTRUST BANKS") AND MERGER OF NATIONAL BANK OF COMMERCE, NBC BANK, FSB
AND SUNTRUST BANKCARD, N.A., WITH AND INTO SUNTRUST BANK (THE "BANK")

Effective October 1, 2004, National Commerce Financial Corporation, a Tennessee
corporation and a registered bank holding company ("NCF"), merged with and into
SunTrust Banks, pursuant to the Agreement and Plan of Merger, dated as of May 7,
2004, between NCF and SunTrust Banks (the "Holding Company Merger"). As of June
30, 2004, NCF had total assets of $24.0 billion, total liabilities of $21.3 billion and total shareholders' equity of $2.8 billion. As a result of the
Holding Company Merger, SunTrust Banks issued approximately 76.4 million shares of common stock and paid an aggregate of $1.8 billion to the former shareholders of NCF.

Effective April 22, 2005, SunTrust Banks merged National Bank of Commerce
("NBC"), which was the primary banking subsidiary of NCF, NBC Bank, FSB
("NBCFSB"), which was a thrift institution subsidiary of NCF, and SunTrust
BankCard, N.A. ("BankCard"), which was SunTrust Banks' credit card bank subsidiary, with and into the Bank (the "Bank Mergers"). NBC was a national banking association with its main office in Memphis, Tennessee and had its operations headquarters in Durham, North Carolina. In certain markets, NBC operated under the name "Central Carolina Bank", or CCB, and "Wal-Mart Money
Center by National Bank of Commerce". As of March 31, 2005, NBC offered commercial and retail banking, savings and trust services through 255 CCB offices located in North Carolina and South Carolina, 28 Wal-Mart Money Centers
in Georgia and Tennessee, 179 NBC offices located in Tennessee, Mississippi,
Arkansas, Georgia, Virginia and West Virginia and 12 El Banco branches located in Georgia. As of March 31, 2005, NBC had total assets of $27.8 billion, total liabilities of $20.6 billion and total equity capital of $7.2 billion. NBCFSB was a federal savings bank with its main office in DeSoto County, Mississippi, and with its operations headquartered in Memphis, Tennessee. As of March 31,
2005, NBCFSB offered primarily retail consumer banking services through three offices located in DeSoto County, Mississippi and two Wal-Mart Money Centers
located in Florida. As of March 31, 2005, NBCFSB had total assets of $46.7 million, total liabilities of $35.8 million and total equity capital of $10.9 million. BankCard was a national bank with its main office in Orlando, Florida.
BankCard was a limited purpose credit card bank that issued credit cards to small and middle market businesses. As of March 31, 2005, BankCard had total assets of $220 million, total liabilities of $187.3 million and total equity capital of $32.7 million.

Each of NBC and BankCard filed Call Reports, and NBCFSB filed Thrift Financial
Reports, with its primary federal regulator, ending with the Call Reports for the quarterly period ended March 31, 2005. Such Call Reports and Thrift
Financial Reports are on file with, and publicly available upon written request to, the FDIC, 801 17th Street, N.W.,

Washington, D.C. 20434, Attention: Public Information Center or by calling the
FDIC at 1-202-416-6940.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information has been prepared to reflect the Bank Mergers. The unaudited pro forma condensed combined balance sheet presents how the combined balance sheets of NBC, NBCFSB,
BankCard and the Bank (the "Merged Banks") may have appeared had the businesses actually been combined as of March 31, 2005. The unaudited pro forma condensed combined income statements present how the combined income statements of the
Merged Banks may have appeared had the businesses actually been combined as of
January 1, 2004.

The mergers of NBC and NBCFSB with and into the Bank were accounted for using the purchase method of accounting; accordingly, SunTrust Banks' cost to acquire
NBC was allocated to the assets (including identifiable intangible assets such as core deposit intangibles) and liabilities at their respective fair values on the date the Holding Company Merger was consummated (October 1, 2004). The merger of BankCard with and into the Bank was accounted for on a pooling-like basis due to both entities being under common control.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. Certain amounts in the historical consolidated financial statements of NBC have been reclassified to conform with the Bank's historical financial information presentation. The unaudited pro forma condensed combined financial information presented in this document does not necessarily indicate the results of operations or the combined financial position that would have resulted had the merger been completed at the beginning of the applicable periods presented, nor is it indicative of the results of operations in future periods or the future financial position of the combined bank.

The unaudited pro forma condensed combined financial information under the bank headings is based on the Call Reports of the Bank, BankCard and NBC and, with respect to NBCFSB, on its Thrift Financial Reports. The Call Reports of each of the Bank and NBC include the financial information of the Bank and its consolidated subsidiaries, and NBC and its consolidated subsidiaries, respectively.

The unaudited pro forma condensed combined income statements do not reflect (a)
anticipated expenses and nonrecurring charges that may result from the Holding
Company Merger and the Bank Mergers, (b) estimated expense savings and revenue enhancements anticipated to result from the Holding Company Merger and the Bank
Mergers and (c) any changes required or which may be required by any regulatory authority. The unaudited pro forma condensed combined financial information does not reflect the issuance of $200 million of 4.55% Fixed Rate Senior Global Bank
Notes of the Bank due 2009 and $400 million of Floating Rate Senior Global Bank
Notes of the Bank due 2009, which were both issued on May 25, 2005.

                                  SUNTRUST BANK
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 2005
                                 (in thousands)


                                                   SUNTRUST      NATIONAL
BALANCE SHEET DATA:                 SUNTRUST       BANKCARD,     BANK OF        NBC        PRO FORMA
                                      BANK           N.A.        COMMERCE    BANK, FSB     COMBINED
                                  ------------     ----------   -----------   ----------  -------------

ASSETS
Cash and balances due from banks   $ 4,014,162       $  692       $ 456,290      $2,568    $ 4,473,712
Funds sold and securities
  purchased under agreement to
  resell                             5,924,686            -          13,235      14,500      5,952,421
Trading assets                       1,364,169            -               -           -      1,364,169
Securities available for sale       21,024,250          144       5,612,188      11,378     26,647,960
Loans held for sale                  6,888,845            -          66,693           -      6,955,538
Loans                               89,951,995      187,140      14,765,325       7,147    104,911,607
Allowance for loan and lease
losses                                (849,668)      (4,185)       (168,266)       (103)    (1,022,222)
                                  ------------     ----------   -----------     --------  -------------
  Net loans                         89,102,327      182,955      14,597,059       7,044    103,889,385
Other real estate owned                 14,138            -          16,916           -         31,054
Premises and equipment               1,431,061          313         182,495         505      1,614,374
Goodwill                               890,754            -       5,515,316       5,848      6,411,918
Other intangible assets                621,476            -         325,339           -        946,815
Other assets                         4,887,204       35,870       1,020,412       4,856      5,948,342
                                  ------------     ----------   -----------     --------  -------------
  Total assets
                                  $136,163,072     $219,974     $27,805,943     $46,699   $164,235,688
                                  ============     ==========   ===========     ========  ============

LIABILITIES
Deposits
                                   $92,781,526      $14,643     $15,479,906     $27,490   $108,303,565
Funds purchased and securities
  sold under agreement to
  repurchase                        11,962,112      166,300       2,059,390           -     14,187,802
Trading liabilities                    660,992            -               -           -        660,992
Other borrowed money                14,134,976        1,654       2,665,077           -     16,801,707
Subordinated debt                    2,849,494            -         150,000           -      2,999,494
Other liabilities                    3,367,099        4,647         254,834       8,287      3,634,867
                                  ------------     ----------   -----------     --------  -------------
  Total liabilities                125,756,199      187,244      20,609,207      35,777    146,588,427

SHAREHOLDER'S EQUITY
Common stock                            21,600        1,150           7,000         150         29,900
Additional paid in capital           3,745,215       21,840       7,256,089      10,835     11,033,979
Retained earnings                    6,095,959        9,738          (6,548)        (25)     6,099,124
Accumulated other comprehensive
  income (loss)                        544,099            2         (59,805)        (38)       484,258
                                  ------------     ----------   -----------     --------  -------------
  Total shareholder's equity        10,406,873       32,730       7,196,736      10,922     17,647,261
                                  ------------     ----------   -----------     --------  -------------
  Total liabilities and
  shareholder's equity            $136,163,072     $219,974     $27,805,943     $46,699   $164,235,688
                                  ============     ==========   ===========     ========  ============



                                  SUNTRUST BANK
                  PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
                                 (in thousands)


                                                  SUNTRUST       NATIONAL
INCOME STATEMENT DATA:             SUNTRUST       BANKCARD,       BANK OF        NBC      ADJUSTMENTS/          PRO FORMA
                                     BANK           N.A.         COMMERCE     BANK, FSB   ELIMINATIONS(1)        COMBINED
                                 -----------      ---------      ---------    ---------   ------------          -----------

Net interest income               $3,579,344        $ 7,803       $775,732       $828         $ 697   (A)     $4,364,404
Provision for loan and lease
  losses                             121,116          1,910         56,320        207            --              179,553
                                 -----------      ---------      ---------      ------    ----------          -----------
Net interest income after
  provision    for loan and
  lease losses                     3,458,228          5,893        719,412        621           697            4,184,851
Noninterest income                 2,212,653         41,270        382,787        883            --            2,637,593
Noninterest expense                3,527,426         39,053        614,627      1,175         3,006   (B)      4,185,287
                                 -----------      ---------      ---------      ------    ----------          -----------
Income from continuing
operations before provision for
income taxes                       2,143,455          8,110        487,572        329        (2,309)           2,637,157
Provision for income taxes           637,055          2,871        164,181        137          (878)   (C)       803,366
                                 -----------      ---------      ---------      ------    ----------          ------------
Net income                        $1,506,400        $ 5,239       $323,391      $ 192       $(1,431)          $1,833,791
                                  ==========      =========      =========      ======    ==========          ============

(1) See notes to Unaudited Pro Forma Condensed Combined Financial Information

                                  SUNTRUST BANK
                  PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                 (in thousands)


                                                   SUNTRUST      NATIONAL
INCOME STATEMENT DATA:              SUNTRUST       BANKCARD,      BANK OF         NBC        PRO FORMA
                                      BANK           N.A.        COMMERCE      BANK, FSB      COMBINED
                                  ------------     ----------   -----------     --------   ------------

Net interest income                   $943,044      $ 1,876      $200,801        $244      $1,145,965
Provision for loan and lease
  losses                                   257        1,196         9,104           -          10,557
                                  ------------     ----------   -----------     -------    ------------

Net interest income after
  provision for loan and lease
  losses                               942,787          680       191,697         244       1,135,408
Noninterest income                     560,910       11,083        65,796         205         637,994
Noninterest expense                    897,190        7,773       131,635         343       1,036,941
                                  ------------     ----------   -----------     -------    ------------
Income from continuing
  operations before provision
  for income taxes                     606,507        3,990       125,858         106         736,461
Provision for income taxes             186,642        1,444        43,846          40         231,972
                                  ------------     ----------   -----------     -------    -----------
  Net income                          $419,865      $ 2,546       $82,012         $66       $ 504,489
                                  ============      =========   ===========      ======     ==========


                                  SUNTRUST BANK
                UNAUDITED PRO FORMA FINANCIAL AND OPERATING DATA
                             (dollars in thousands)



                                                                        SUNTRUST BANK          SUNTRUST BANK PRO
                                                                            ACTUAL                   FORMA
                                                                        -------------          ------------------

AS OF DECEMBER 31, 2004
Allowance for loan and lease losses at period end                         $873,107               $1,048,379
Allowance for loan and lease losses to period end loans                      1.01%                    1.03%
Nonaccrual loans at period end                                            $299,781              $   354,428

Nonaccrual loans as a percent of period end loans                            0.35%                    0.35%
Accruing loans past due 90 days or more                                   $164,973              $   186,726

AS OF MARCH 31, 2005
Allowance for loan and lease losses at period end                         $849,668               $1,022,222
Allowance for loan and lease losses to period end loans                       0.94%                    0.97%
Nonaccrual loans at period end                                            $278,376              $   371,912

Nonaccrual loans as a percent of period end loans                             0.31%                    0.35%
Accruing loans past due 90 days or more                                   $160,321              $   182,502

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
Net charge-offs                                                           $182,851              $   239,257

Earnings to Fixed Charges:
Including interest on deposits                                                2.56 x                   2.56 x
Excluding interest on deposits                                                4.26 x                   4.47 x

FOR THE THREE MONTHS ENDED MARCH 31, 2005
Net charge-offs                                                          $  23,696             $     36,713

Earnings to Fixed Charges:
Including interest on deposits                                                2.22 x                   2.25 x
Excluding interest on deposits                                                3.68 x                   3.79 x



                                  SUNTRUST BANK
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(A)      Adjustment consists of amortization for the period January 1, 2004 through September 30, 2004 of the fair-value adjustments made to loans, securities, deposits, and long-term debt, as well as interest expense on $800.0 million in brokered certificates of deposit which were issued in connection with the Holding Company Merger.

(B)      Includes adjustment to write-off NBC intangible asset amortization and record identifiable intangible asset amortization resulting from the
         Holding Company Merger for the period January 1, 2004 through September
         30, 2004. The Bank estimates the core deposit intangibles will be amortized over ten years using the sum of the years digit method and the other intangibles will be amortized over an estimated weighted average of 7.3 years using the straight line method.

(C)      Adjustment to record the tax effect of the pro forma adjustments using the Bank's statutory tax rate of 38.0%.

CAPITALIZATION OF THE BANK

The following table sets forth the actual unaudited consolidated capitalization of the Bank as of March 31, 2005, pro forma capitalization giving effect to the
Bank Mergers and pro forma capitalization as adjusted to give effect both to the
Bank Mergers and the issuance of $200 million of 4.55% Fixed Rate Senior Global
Bank Notes of the Bank due 2009 and $400 million of Floating Rate Senior Global
Bank Notes of the Bank due 2009, which were both issued on May 25, 2005 (dollars
in thousands):



                                                                                                       SUNTRUST BANK
                                                                       SUNTRUST BANK   SUNTRUST BANK     PRO FORMA
                                                                           ACTUAL        PRO FORMA     AS ADJUSTED (1)
                                                                      --------------   --------------  --------------

LONG TERM DEBT:
Subordinated notes and debentures                                          $2,849,494      $2,999,494      $2,999,494
Other long-term debt                                                       12,335,211      14,995,707      15,595,707
                                                                          -----------     -----------     -----------
   Total long-term debt                                                    15,184,705      17,995,201      18,595,201

SHAREHOLDER'S EQUITY:
Preferred stock $1,000 par value, 100,000 shares authorized; none                   -               -               -
issued
Common stock $5 par value, 4,750,000 authorized; 4,320,000
outstanding                                                                    21,600          29,900          29,900
Additional paid in capital                                                  3,745,215      11,033,979      11,033,979
Retained earnings                                                           6,095,959       6,099,124       6,099,124
Accumulated other comprehensive income                                        544,099         484,258         484,258
   Total shareholder's equity                                              10,406,873      17,647,261      17,647,261
                                                                          -----------     -----------     -----------
   Total long-term debt and shareholder's equity                          $25,591,578     $35,642,462     $36,242,462
                                                                          ===========     ===========     ===========

CAPITAL RATIOS:
Risk-based Tier 1 capital ratio                                                  7.60%           7.80%            7.80%
Risk-based total capital ratio                                                  10.71           10.76           10.76
Tier 1 leverage ratio                                                            7.15            7.12            7.12


1 The pro forma balance includes $600 million related to the issuance of $200 million of 4.55% Fixed Rate Senior Global Bank Notes of the Bank due 2009 and
$400 million of Floating Rate Senior Global Bank Notes of the Bank due 2009,
which were both issued on May 25, 2005